Form N-SAR

Sub-Item 77C

Matters Submitted to a Vote of Security Holders

2-34393, 811-1879

Shareholder Meeting

Special meetings of shareholders of the following Funds were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the “meeting”). At the meeting, the following matters were voted on and approved by shareholders. Each vote reported represents one dollar of net asset value held on the record date for the meeting. The results of the meeting are noted below.

Proposals

1.  To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC (the “Adviser”).

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Adaptive Global Allocation Fund	54,045,146.649	53,219,915.895	55,501.833	0.000	165,372.630	53,440,790.358
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		98.473	0.103	0.000	0.306	98.882	99.587	0.104	0.000	0.309	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Diversified Alternatives Fund	62,803,562.267	53,948,957.251	373,196.042	1,761,756.391	4,670,685.710	60,754,595.393
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		85.901	0.594	2.805	7.437	96.737	88.798	0.614	2.900	7.688	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Emerging Markets Managed Volatility Fund	3,050,645.334	1,972,512.923	2,876.321	14,501.437	8,234.240	1,998,124.922
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		64.659	0.094	0.475	0.270	65.498	98.718	0.144	0.726	0.412	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Flexible Bond Fund	9,142,013,159.558	5,592,848,823.023	61,221,638.413		103,188,226.390	1,502,963,137.210	7,260,221,825.036
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		61.177	0.670	1.129	16.440	79.416	77.034	0.843	1.421	20.701	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Allocation Fund – Conservative	235,155,038.017	106,335,656.676	4,287,213.840		7,937,667.052	22,376,566.380	140,937,103.948
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		45.219	1.823	3.376	9.516	59.934	75.449	3.042	5.632	15.877	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Allocation Fund – Moderate	255,083,332.995	108,941,058.648	6,212,645.310		9,114,882.002	17,400,724.300	141,669,310.260
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		42.708	2.436	3.573	6.822	55.538	76.898	4.385	6.434	12.283	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Allocation Fund – Growth	234,638,886.447	91,903,941.846	5,976,885.930		7,873,612.434	12,262,482.670	118,016,922.880
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		39.168	2.547	3.356	5.226	50.297	77.874	5.064	6.672	10.390	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Bond Fund	242,793,823.835	201,167,651.197	2,230,423.804		6,234,781.683	18,072,958.430	227,705,815.114
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		82.855	0.919	2.568	7.444	93.786	88.345	0.980	2.738	7.937	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Income Managed Volatility Fund	208,582,474.740	112,421,040.368	3,921,707.501		7,929,213.245	31,033,579.680	155,305,540.793
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.898	1.880	3.801	14.878	74.458	72.387	2.525	5.106	19.982	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Unconstrained Bond Fund	1,770,708,664.330	966,127,968.387	3,731,162.246		8,005,642.960	259,830,984.080	1,237,695,757.673
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		54.562	0.211	0.452	14.674	69.898	78.059	0.301	0.647	20.993	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Government Money Market Fund	192,039,819.449	78,668,603.872	9,628,266.149		10,790,670.040	937,191.000	100,024,731.061
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		40.965	5.014	5.619	0.488	52.085	78.649	9.626	10.788	0.937	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain		BNV	Total
Janus Henderson High-Yield Fund	2,006,677,465.010	1,082,132,154.317	45,927,432.180		46,150,919.650	333,205,415.620	1,507,415,921.767
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.927	2.289	2.300	16.605	75.120	71.787	3.047	3.062	22.104	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson International Managed Volatility Fund	110,171,123.480	61,360,393.459	1,285,250.344		1,430,256.032	15,881,827.430	79,957,727.264
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		55.696	1.167	1.298	14.416	72.576	76.741	1.607	1.789	19.863	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Large Cap Value Fund	166,202,184.231	93,683,611.000	2,419,998.346		4,330,811.271	8,528,192.170	108,962,612.787
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		56.367	1.456	2.606	5.131	65.560	85.978	2.221	3.975	7.827	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Mid Cap Value Fund	4,090,117,452.690	1,854,201,851.461	61,402,443.940		82,244,533.284	590,726,730.287	2,588,575,558.972
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		45.334	1.501	2.011	14.443	63.289	71.630	2.372	3.177	22.821	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Money Market Fund	930,902,741.651	394,276,148.013	32,834,182.491		37,242,955.618	7,627,888.000	471,981,174.122
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		42.354	3.527	4.001	0.819	50.701	83.536	6.957	7.891	1.616	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Multi-Sector Income Fund	77,854,662.342	47,898,836.725	975,170.099		637,728.539	22,000,804.520	71,512,539.883
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		61.523	1.253	0.819	28.259	91.854	66.980	1.364	0.892	30.765	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Real Return Fund	19,871,781.837	11,061,796.161	461,844.472		868,027.936	2,003,952.420	14,395,620.989
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		55.666	2.324	4.368	10.084	72.443	76.841	3.208	6.030	13.921	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Select Value Fund	95,104,345.765	71,973,675.473	425,198.310		714,516.167	1,282,877.710	74,396,267.669
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		75.679	0.447	0.751	1.349	78.226	96.744	0.572	0.960	1.724	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Short-Term Bond Fund	2,279,542,074.087	1,217,413,014.310	46,919,667.681		54,817,857.282	508,559,423.630	1,827,709,962.903
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.406	2.058	2.405	22.310	80.179	66.609	2.567	2.999	27.825	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Small Cap Value Fund	2,464,542,950.202	1,296,592,672.231	16,179,077.347		25,279,237.056	298,368,212.261	1,636,419,198.894
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		52.610	0.656	1.026	12.106	66.398	79.234	0.989	1.545	18.233	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Managed Volatility Fund	522,548,841.845	238,426,367.296	7,459,361.326		9,707,358.286	53,135,434.590	308,728,521.498
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		45.628	1.427	1.858	10.169	59.081	77.228	2.416	3.144	17.211	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Value Plus Income Fund	55,327,082.971	31,558,803.580	985,090.222		1,746,876.849	5,262,590.610	39,553,361.261
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		57.040	1.780	3.157	9.512	71.490	79.788	2.491	4.417	13.305	100.000

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Janus Henderson U.S. Core Fund into Janus Henderson U.S. Managed Volatility Fund, a series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson U.S. Managed Volatility Fund.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Core Fund	600,683,831.591	220,514,526.917	26,049,567.805		16,918,811.029	64,435,719.020	327,918,624.771
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		36.711	4.337	2.817	10.727	54.591	67.247	7.944	5.159	19.650	100.000

2. To approve a new investment advisory agreement between the Trust, on behalf of Janus Henderson U.S. Core Fund, and Janus Capital Management LLC (the “Adviser”).

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Core Fund	600,683,831.591	229,616,680.772	18,556,373.127		15,309,815.291	64,435,755.580	327,918,624.771
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		38.226	3.089	2.549	10.727	54.591	70.022	5.659	4.669	19.650	100.000

2A. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Emerging Markets Managed Volatility Fund	3,050,645.334	1,971,573.324	2,876.321	15,441.037	8,234.240	1,998,124.922
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		64.628	0.094	0.506	0.270	65.498	98.671	0.144	0.773	0.412	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Income Managed Volatility Fund	208,582,474.740	111,824,881.428	4,094,106.040		8,352,973.802	31,033,579.560	155,305,540.793
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.612	1.963	4.005	14.878	74.458	72.003	2.636	5.378	19.982	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson International Managed Volatility Fund	110,171,123.480	61,167,838.225	1,502,396.242		1,405,665.366	15,881,827.430	79,957,727.264
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		55.521	1.364	1.276	14.416	72.576	76.500	1.879	1.758	19.863	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Managed Volatility Fund	522,548,841.845	234,116,277.948	11,130,876.654		10,345,912.985	53,135,453.910	308,728,521.498
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		44.803	2.130	1.980	10.169	59.081	75.832	3.605	3.351	17.211	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Large Cap Value Fund	166,202,184.231	93,380,578.724	3,036,603.600		4,017,238.293	8,528,192.170	108,962,612.787
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		56.185	1.827	2.417	5.131	65.560	85.700	2.787	3.687	7.827	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Mid Cap Value Fund	4,090,117,452.690	1,842,668,175.446	67,174,529.839		86,972,327.680	591,760,526.006	2,588,575,558.972
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		45.052	1.642	2.126	14.468	63.289	71.185	2.595	3.360	22.860	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Select Value Fund	95,104,345.765	71,827,281.660	488,259.260		797,849.038	1,282,877.710	74,396,267.669
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		75.525	0.513	0.839	1.349	78.226	96.547	0.656	1.072	1.724	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Small Cap Value Fund	2,464,542,950.202	1,271,206,161.909	17,565,070.974		26,306,273.725	321,341,692.286	1,636,419,198.894
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		51.580	0.713	1.067	13.039	66.398	77.682	1.073	1.608	19.637	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Value Plus Income Fund	55,327,082.971	31,095,154.869	1,331,142.815		1,864,472.967	5,262,590.610	39,553,361.261
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		56.202	2.406	3.370	9.512	71.490	78.616	3.365	4.714	13.305	100.000

3. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Core Fund	600,683,831.591	228,783,513.810	18,662,575.808		16,036,779.293	64,435,755.860	327,918,624.771
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		38.087	3.107	2.670	10.727	54.591	69.768	5.691	4.890	19.650	100.000

4.  To elect an additional Trustee to the Board of Trustees of the Trust – Diane L. Wallace.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
All Funds	58,288,530,068.106	53,979,078,381.569	4,309,451,686.537		0.000	0.000	58,288,530,068.106
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Funds, except Janus Adaptive Global Allocation Fund and INTECH Emerging Markets Managed Volatility Fund, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against	Abstain	BNV	Total
Janus Henderson Diversified Alternatives Fund	62,803,562.267	52,881,752.694	1,198,566.780	2,003,590.210	4,670,685.710	60,754,595.393
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		84.202	1.908	3.190	7.437	96.737	87.042	1.973	3.298	7.688	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Flexible Bond Fund	9,142,013,159.558	5,469,469,175.524	166,854,074.533		120,935,345.053	1,502,963,229.926	7,260,221,825.036
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		59.828	1.825	1.323	16.440	79.416	75.335	2.298	1.666	20.701	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Allocation Fund – Conservative	235,155,038.017	95,358,106.155	12,363,501.522		10,838,870.572	22,376,625.700	140,937,103.948
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		40.551	5.258	4.609	9.516	59.934	67.660	8.772	7.691	15.877	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Allocation Fund – Moderate	255,083,332.995	100,688,540.301	11,739,210.364		11,841,799.085	17,400,760.510	141,669,310.260
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		39.473	4.602	4.642	6.822	55.538	71.073	8.286	8.359	12.283	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Allocation Fund – Growth	234,638,886.447	84,304,828.086	12,223,311.340		9,226,287.785	12,262,495.670	118,016,922.880
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		35.930	5.209	3.932	5.226	50.297	71.435	10.357	7.818	10.390	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Bond Fund	242,793,823.835	193,738,349.745	8,032,226.208		7,862,271.512	18,072,967.650	227,705,815.114
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		79.795	3.308	3.238	7.444	93.786	85.083	3.527	3.453	7.937	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Income Managed Volatility Fund	208,582,474.740	105,031,250.665	9,679,741.072		9,560,920.616	31,033,628.440	155,305,540.793
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		50.355	4.641	4.584	14.878	74.458	67.629	6.233	6.156	19.982	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Global Unconstrained Bond Fund	1,770,708,664.330	959,230,618.290	9,714,015.169		8,920,081.963	259,831,042.251	1,237,695,757.673
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		54.172	0.549	0.504	14.674	69.898	77.501	0.785	0.721	20.993	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Government Money Market Fund	192,039,819.449	71,964,542.968	15,535,703.855		11,587,292.238	937,192.000	100,024,731.061
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		37.474	8.090	6.034	0.488	52.085	71.947	15.532	11.584	0.937	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson High-Yield Fund	2,006,677,465.010	1,022,979,105.436	97,175,095.176		54,056,254.776	333,205,466.380	1,507,415,921.767
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		50.979	4.843	2.694	16.605	75.120	67.863	6.446	3.586	22.104	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson International Managed Volatility Fund	110,171,123.480	57,826,853.329	3,704,853.714		2,544,185.594	15,881,834.627	79,957,727.264
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		52.488	3.363	2.309	14.416	72.576	72.322	4.634	3.182	19.863	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Large Cap Value Fund	166,202,184.231	88,326,223.875	7,111,617.674		4,996,532.538	8,528,238.700	108,962,612.787
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.144	4.279	3.006	5.131	65.560	81.061	6.527	4.586	7.827	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Mid Cap Value Fund	4,090,117,452.690	1,743,476,503.919	154,354,318.566		100,017,842.360	590,726,894.127	2,588,575,558.972
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		42.627	3.774	2.445	14.443	63.289	67.353	5.963	3.864	22.821	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Money Market Fund	930,902,741.651	354,538,439.171	65,491,200.811		44,323,645.139	7,627,889.000	471,981,174.122
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		38.085	7.035	4.761	0.819	50.701	75.117	13.876	9.391	1.616	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Multi-Sector Income Fund	77,854,662.342	45,710,730.059	2,247,263.266		1,553,742.038	22,000,804.520	71,512,539.883
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		58.713	2.886	1.996	28.259	91.854	63.920	3.142	2.173	30.765	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Real Return Fund	19,871,781.837	10,686,079.545	1,092,213.919		613,365.675	2,003,961.850	14,395,620.989
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53,775	5.496	3.087	10.084	72.443	74.231	7.587	4.261	13.921	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Select Value Fund	95,104,345.765	71,112,888.136	1,031,335.559		969,179.293	1,282,864.680	74,396,267.669
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		74.774	1.084	1.019	1.349	78.226	95.587	1.386	1.303	1.724	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Short-Term Bond Fund	2,279,542,074.087	1,154,787,714.306	98,192,162.394		66,170,647.776	508,559,438.428	1,827,709,962.903
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		50.659	4.308	2.903	22.310	80.179	63.182	5.372	3.620	27.825	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Small Cap Value Fund	2,464,542,950.202	1,203,763,483.216	51,828,574.475		82,458,823.164	298,368,318.040	1,636,419,198.894
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		48.843	2.103	3.346	12.106	66.398	73.561	3.167	5.039	18.233	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Core Fund	600,683,831.591	212,507,042.589	34,127,761.431		16,847,936.311	64,435,884.440	327,918,624.771
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		35.378	5.681	2.805	10.727	54.591	64.805	10.407	5.138	19.650	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson U.S. Managed Volatility Fund	522,548,841.845	220,884,122.495	23,426,075.130		11,282,830.893	53,135,492.980	308,728,521.498
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		42.271	4.483	2.159	10.169	59.081	71.546	7.588	3.655	17.211	100.000

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Value Plus Income Fund	55,327,082.971	29,472,739.813	2,947,556.234		1,870,474.604	5,262,590.610	39,553,361.261
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		53.270	5.328	3.381	9.512	71.490	74.514	7.452	4.729	13.305	100.000

Special meetings of certain shareholders of Henderson Global Funds were held on April 6, 2017 and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the “meeting”). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1.  To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson All Asset Fund into Janus Henderson All Asset Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson All Asset Fund.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson All Asset Fund	5,065,900.296	3,325,367.251	0.000		3,984.000	0.000	3,329,351.251
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		65.642	0.000	0.079	0.000	65.721	99.880	0.000	0.120	0.000	100.000

1.  To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Dividend & Income Builder Fund into Janus Henderson Dividend & Income Builder Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Dividend & Income Builder Fund.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Dividend & Income Builder Fund	11,249,026.918	5,550,463.471	53,580.761		121,770.500	0.000	5,725,814.732
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		49.342	0.476	1.082	0.306	50.901	96.938	0.936	2.127	0.000	100.000

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson International Long/Short Equity Fund into Janus Henderson International Long/Short Equity Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson International Long/Short Equity Fund.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson International Long/Short Equity Fund	1,567,540.940	859,819.639	0.000		1,098.000	0.000	860,917.639
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		54.851	0.000	0.070	0.000	54.922	99.872	0.000	0.128	0.000	100.000

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Strategic Income Fund into Janus Henderson Strategic Income Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Strategic Income Fund.

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative	Against		Abstain	BNV	Total
Janus Henderson Strategic Income Fund	46,344,616.597	25,909,518.250	69,261.000		100,361.000	0.000	26,079,140.250
		Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
		Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
		55.906	0.149	0.217	0.000	56.272	99.350	0.266	0.385	0.000	100.000